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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2002
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                           SPEEDWAY MOTORSPORTS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-13582                    51-0363307
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)


5555 Concord Parkway South, Concord, North Carolina                    28027
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:           (704) 455-3239
                                                              --------------

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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events.

        On October 7, 2002, Speedway Motorsports, Inc. issued a press release announcing the initiation of a cash dividend policy and an initial annual dividend of $0.30 per share of common stock. The press release is Exhibit 99.1 filed with this report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

Exhibit Number             Description

99.1                       Press Release dated October 7, 2002


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPEEDWAY MOTORSPORTS, INC.

Date:   October 8, 2002                 By:   /s/ William R. Brooks
                                              -----------------------------
                                              William R. Brooks
                                              Vice President, Treasurer and
                                              Chief Financial Officer